                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          -----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          -----------------------------

       Date of Report (Date of earliest event reported): October 31, 2002

                         Quest Diagnostics Incorporated
             (Exact name of Registrant as specified in its charter)

          Delaware                            1-12215                        16-1387862
(State or other jurisdiction          Commission File Number              (I.R.S. Employer
     of incorporation)                                                 Identification Number)

                          -----------------------------

                               One Malcolm Avenue
                           Teterboro, New Jersey 07608
                                 (201) 393-5000
         (Address of principal executive offices and telephone number, including area code)

                          -----------------------------

Item 9. Regulation FD Disclosure.
        -------------------------

On October 31, 2002, Kenneth W. Freeman, the Chief Executive Officer of Quest Diagnostics Incorporated, and Robert A. Hagemann, the Chief Financial Officer of Quest Diagnostics Incorporated, submitted to the Securities and Exchange Commission sworn statements pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                    Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 31, 2002

                                       QUEST DIAGNOSTICS INCORPORATED

                                       By:        s/Leo C. Farrenkopf, Jr.
                                           ------------------------------------
                                           Name:  Leo C. Farrenkopf, Jr.
                                           Title:  Vice President and Secretary

Exhibit Index

Exhibit 99.1 Statement Pursuant to 18. U.S.C. 'SS' 1350 of Chief Executive Officer dated October 31, 2002

Exhibit 99.2 Statement Pursuant to 18. U.S.C. 'SS' 1350 of Chief Financial Officer dated October 31, 2002


                            STATEMENT OF DIFFERENCES

     The section symbol shall be expressed as.........................'SS'